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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this first amendment on Form 10-Q/A-1 (the "Amendment") to the Quarterly Report of TransTechnology Corporation (the "Company") for the quarterly period ended December 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005          /s/ Robert L. G. White
                               ---------------------------------------------
                               Robert L.G. White,
                               President & Chief Executive Officer


Date: August 12, 2005          /s/ Joseph F. Spanier
                               ---------------------------------------------
                               Joseph F. Spanier,
                               Chief Financial Officer